Exhibit 99
Investor Presentation
   Third Quarter 2008

$721 million consolidated
revenues(1)
Hospital Rehabilitation Services Division
$161 million revenue - 22% of revenue (1)
• 156 hospital-based programs
• 31 states
• 44,500 inpatient and skilled nursing unit discharges/year (1)
• 950,000 annual outpatient visits (1)
$106 million revenue - 15% of revenue (1)
Hospital Division
• 5 LTACHs, 5 rehabilitation hospitals (6th rehabilitation hospital opened in November 2008)
• 1 rehabilitation hospital minority owned (2)
• 7 states (3)
• 483 beds (3)
• 6,500 annual patient discharges (1) (3)
Other Healthcare Services Division
$38 million revenue -  5% of revenue (1)
• Phase 2 Consulting - consulting and care management for hospitals and health systems
• Polaris Group - consulting for long-term care facilities
• VTA Management Services - therapy and nurse staffing for New York
(1) For twelve months ended 9/30/08
(2) Not included in consolidated revenues
(3) These statistics include the minority-
 owned rehab hospital
$416 million revenue - 58% of revenue (1)
Contract Therapy Division
• 1,075 skilled nursing facility programs
• 40 states
• 7.5 million annual patient visits (1)
Service Lines

The Contract Therapy division manages skilled nursing facility (SNF) rehab programs that are designed to provide therapy intervention to both short-stay patients and long-term residents with a wide range of conditions, including neurological, orthopedic and other conditions common to the geriatric patient.
 Competitive Landscape (2)
 Company
 • Self-Operation
 • RehabCare
 • Aegis Therapies
 • Genesis
 • Kindred - Peoplefirst
 • Sundance
 • Select Medical
 • EnduraCare
 • Skilled Healthcare
 Owned
 >12,000
 0
 N/A
 ~200
 228
 108
 0
 0
 75
(1) Source: MedPAC and Congressional Budget Office
(2) Source: Information available from public filings or from company websites
 Managed
 0
 1,075
 N/A
 ~500
 345
 317
 ~400
 ~300
 114
 Total
 >11,000
 1,075
 >1,000
 ~700
 573
  425
 ~400
 ~300
 189
Contract Therapy (CT)
Market Overview
 Market Size (1)
 15,800 Medicare certified skilled nursing facilities

Contract Therapy
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$105.6	$106.3	$104.3	$99.4
Operating Earnings	$6.6	$5.6	$3.8	$4.0
Number of Locations End of Period	1,075	1,053	1,038	1,064
 Outlook
 • Raising operating earnings margin target to a range of 5.5% to 6.5% for the fourth quarter
 • Number of locations remained stable in the fourth quarter
• Overall strong operating performance
 ●        Operating earnings margin improved from 3.2% in Q3 07 to 6.2% in Q3 08, which exceeded guidance range of 4.5% to 5.5%
 ●        Same store revenue increased $10.0 million or 11.8% in Q3 08 compared to year ago period
 ●        Net gain in operating units for two consecutive quarters

Acute care hospital-based inpatient rehabilitation facilities (IRFs) in RehabCare’s Hospital Rehabilitation
Services (HRS) division are for patients who require early, intensive therapies (at least 3 hours/day 5 days/week) for recovery from stroke, brain injury, neurological disorders, amputation and other disabling injuries and illnesses. Outpatient therapy programs provide proactive, exercise-oriented therapy with hands-on treatment for individuals of all ages.
 Competitive Landscape (Acute care hospital-based IRFs)
 • Self-Operation
 • RehabCare (110)
 • Horizon Health (Physical Rehab Services) (>20)
 • HealthSouth (11)
 • Milestone(1)
 • TherEx (formerly National Rehab Partners)(1)
(1) Private company or a subsidiary of a public company; number of locations is not available
Source: Information available from public filings or from company websites
Hospital Rehabilitation Services (HRS)
Market Overview
 Market Size
 5,000 acute care hospitals (approximately 1,000 hospital-based IRFs)

Hospital Rehab Services
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$41.6	$40.2	$40.2	$38.8
Operating Earnings	$6.2	$5.3	$4.6	$6.0
Number of Locations End of Period	156	154	153	154
IRF Discharges	10,569	10,309	10,276	10,190
 Outlook
 • Raised operating earnings margin target to range of 13% to 16% for the fourth quarter
 • IRF locations increased from 110 in Q3 to 113 in Q4
 • 3% - 5% growth in same store discharges YOY in the fourth quarter
• Operating earnings margin reached 15.0% in Q3 08, which was the upper end of guidance range of 12% - 15%
• Unit and revenue growth are returning to HRS following legislatively enacted freeze of CMS 13
 Rule at 60% in December 2007
 ●       Same store IRF discharges increase by 3.7% in Q3 08 compared to year ago same period
 ●       Unit count in Q3 08 increased for the second consecutive quarter
 ●       Five signed but unopened IRF contracts with three scheduled to open in Q4 08

Inpatient rehabilitation facilities (IRFs) are equipped to treat patients with a wide range of debilitating injuries and illnesses, offering inpatient and outpatient services in a home-like environment. Long-term acute care hospitals (LTACHs) are specialty care hospitals designed for extended stay patients with complex and chronic conditions.
Hospital Division  Description
and Locations
Arlington, TX
St. Louis, MO (opened
November 2008)
N. Kansas City, MO
Tulsa, OK
Miami, FL
Houston, TX
New Orleans, LA
Amarillo, TX
Austin, TX
Rome, GA
Lafayette, LA
Peoria, IL
Current locations

Future locations
Providence, RI
LTACH CON

05

Clear Lake Rehabilitation Hospital
Houston, Texas

West Gables Rehabilitation Hospital
Miami, Florida

MeadowBrook Specialty Hospital of Lafayette
Lafayette, Louisiana

MeadowBrook Specialty Hospital of Tulsa
Tulsa, Oklahoma

Arlington Rehabilitation Hospital
Arlington, Texas

06

Louisiana Specialty Hospital
New Orleans, Louisiana

Northwest Texas Rehabilitation Hospital
Amarillo, Texas

07

Central Texas Rehabilitation Hospital *(Phase I)*
Austin, Texas

08

Northland LTACH
35-bed LTACH
North Kansas City, Missouri
(Opened April 2008)

The Specialty Hospital
24-bed LTACH
Rome, Georgia
(Acquired June 2008)

St. Luke's Rehabilitation Hospital
35-bed Rehab
St. Louis, Missouri
(Opening November 2008)

09

Greater Peoria Specialty Hospital
50-bed LTACH
Peoria, Illinois

10

Central Texas Rehabilitation Hospital *(Phase II)*
16-bed expansion/relocation
Austin, Texas

Central Texas Specialty Hospital
40-bed LTACH
Austin, Texas

The Specialty Hospital
21-bed LTACH expansion
Rome, Georgia

Wholly Owned: 05 and 06 entries

Joint Venture: 07, 08, 09 and 10 entries

Hospital Division
Development Timeline
 • 11 existing hospitals (St. Luke’s Rehabilitation Hospital opened
 November 2008), 2 in development, 2 expansions
 • Two development projects (Kokomo, IN and Reading, PA LTACHs)
 exited in third quarter and one planned acquisition (Providence, RI
 IRF) canceled in the fourth quarter
 • Continuing to evaluate opportunities to accelerate growth of this division, including acquisitions

 Market Size:
 240+ IRFs
 Competitive Landscape
 • Select Medical (88)
 • Kindred (83)
 • Regency Hospital (23)
 • Triumph Healthcare (20)
 • LifeCare (20)
 • Vibra Healthcare (12)
 • Cornerstone Healthcare (9)
 • Ernest Health (8)
 • HealthSouth (6)
 • RehabCare (5)
 Market Size:
 460+ LTACHs
 Freestanding IRFs
 LTACHs
(1) Includes St. Luke’s Rehabilitation Hospital (opened in November 2008) and minority-
owned hospital
Source: Information available from public filings or from company websites
Hospital Division
Market Overview
 Competitive Landscape
 • HealthSouth (93)
 • RehabCare (7)(1)
 • Ernest Health (6)
 • Select Medical (4)
 • Vibra Healthcare (4)
 • Centerre (4)

Hospital Division
Performance
Dollars in millions	Q3 08	Q2 08	Q1 08	Q4 07
Operating Revenues	$27.5	$27.2	$27.5	$23.8
Operating Earnings (loss)	$(5.5)	$(3.5)	$(0.1)	$(0.7)

Number of IRFs End of Period	5	5	5	5
IRF Patient Discharges	994	1,045	1,076	962
60% Compliance Level (Avg)	59.4%	58.5%	59.7%	63.6%

Number of LTACHs End of Period	5	5	3	3
LTACH Patient Discharges	498	422	416	407
 Outlook
 • Expect operating loss of $3.7 to $4.7 million, which includes start-up and ramp-up losses associated with Northland LTAC and St. Luke’s Rehabilitation Hospitals, in the fourth quarter
• Operating losses have been the result of:
 ●       Uneven operating performance among mature hospitals
 ●       Start-up/ramp-up losses from new hospitals (aggregate $5.0 million over the past 4 quarters)
 ●       Higher SG&A related to infrastructure investments to support growing portfolio of hospitals

(dollars in millions except per share)	3Q 08	2Q 08	1Q 08	4Q 07
Operating Revenues	$182.6	$183.9	$182.4	$171.8
Operating Earnings	$7.0	$7.7(1)	$8.6	$9.1
Net Earnings	$4.0	$4.5(1)	$4.5	$5.1
Diluted Earnings Per Share	$0.22	$0.25(1)	$0.25	$0.29
(1) Includes a favorable pretax net settlement on a non-compete agreement of $0.6 million, or $0.4 million after tax and $0.02 per diluted share.
• Improved operating earnings performance in CT and HRS divisions has been masked by operating losses in the Hospital division
Consolidated Financial Summary

(Dollars in thousands)
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
6/30/08
9/30/08
$ 14,345
426,704
71,000
$255,903
22%
$ 12,405
415,953
52,000
$261,371
 17%
• Cash flow from operations totaled $32.0 million for nine months ended
 September 30, 2008. Debt was reduced by $19.0 million in the third quarter.
Consolidated Balance Sheet

 Part B Therapy Caps & Fee Schedule: On July 15, 2008, Congress passed the Medicare
 Improvements for Patients and Providers Act of 2008. This law reinstated the therapy cap exceptions process for Part B patients through December 31, 2009. We continue to press our trade groups toward finalizing an alternative to the therapy cap exception process.
 The July Medicare act also provided for an additional 1.1% rate increase in 2009.
 Payments: The final rule for SNFs that went into effect October 1, delays implementation of a recalibration of RUG (Resource Utilization Group) categories and includes a market basket increase of
 3.4% for FY09.
 MedPAC is recommending a 0% rate increase for SNFs and IRFs in FY10, but a net 1.6% increase for
 LTACHs.
 MMSEA: The Medicare, Medicaid and SCHIP Extension Act (MMSEA) of 2007 contained LTACH-
 specific provisions through December 31, 2010, including:
 •Prohibiting application of the 25% Rule to freestanding and grandfathered LTACHs
 •Freezing the referral threshold from co-located hospitals to 50% for HIH (hospital-in-hospital) LTACHs and 75% for rural and MSA-dominated HIH LTACHs
 •Preventing application of a short-stay outlier payment provision
 •Instituting a moratorium on development of new LTACHs
Legislative and Regulatory
Environment

• Continue to implement action plan for turning around Hospital division, which includes strengthening field management, centralizing business functions, trimming overhead and ramping up market development efforts
• Maintain targeted margins in operating divisions
• Grow operating revenues and earnings both organically and through acquisitions
• Continue to address therapist supply issue through academic partnerships, campus relations/recruiting and innovative initiatives like the Allied Health Research Institute. (Campus Relations program has resulted in 1,285 new grad hires since 2005, growing from 83 in ’05 to 525 in ’08.)
Primary Objectives

Hospital Medical/Surgical
Acute Therapies
Care Management
HOME

$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
2007

- ✓ PPS
- ✓ 75% rule
- ✓ Part B therapy caps
- ✓ LTACH 25% rule

Investment Considerations
Why RehabCare?
Increasing market demand
Unique continuum of care model
Demonstrated ability to grow revenue
organically and through acquisitions
Proven ability to adapt to market
and regulatory changes
Expenditures for post-acute services:
 ✓ Grew $20.4 billion from 2000-2007
 ✓ Projected increase of 150% by 2016
 ✓ Represents 15% of Medicare fee-for-service
 spending
One of the longest tenured post-acute providers (established in 1982)
Revenues1
1 excludes StarMed

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and
Exchange Commission, including the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the
Company cannot predict or control many of the factors that ultimately may affect the Company’s ability to achieve the results estimated. The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor